                                                                  EXHIBIT 10.174

            DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS, that GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, with offices at 20 South Third Street, Columbus, Ohio 43215 ("Borrower"), in consideration of the payments to Borrower which BANK ONE, NA, a national banking association, having an office and place of business at 100 East Broad Street, Columbus, Ohio 43271-0208 ("Lender"), has made contemporaneously herewith or may hereafter make, does hereby grant, bargain, sell and convey unto Joseph H. Huie, resident of Knox County, Tennessee ("Trustee"), whose address is 1500 First Tennessee Plaza, 800 South Gay Street, Knoxville, Tennessee 37929, his successors and assigns forever, with the power of sale, certain real property situated in the State of Tennessee, County of Hamblen, and City of Morristown, being more fully described in Exhibit "A" hereto and by this reference made a part hereof (the "Property"), together with the following, to the extent now owned or hereafter acquired by
Borrower: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Property (collectively the "Improvements"); (b) all fixtures, furnishings, equipment, inventory, and other articles of personal property (collectively the "Personal Property") that are now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed or that may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Improvements or the Property; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Property; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Improvements or the Property; (e) all plans and specifications for the Improvements; (f) all contracts relating to the Property, the Improvements or the Personal Property; (g) all deposits (including, without limitation, tenants' security deposits), bank accounts, deposit accounts, funds, documents, contract rights, accounts, commitments, construction agreements, architectural agreements, payment intangibles, promissory notes, investment property, letter of credit rights, supporting obligations, general intangibles (including, without limitation, trademarks, trade names and symbols), tax credits, instruments, notes and chattel paper arising from or by virtue of any transactions related to the Property, the Improvements or the Personal Property or relating directly or indirectly to the ownership, occupancy, use, operation, and maintenance of the Property, Personal Property, and Improvements or the construction of the Improvements; (h) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, the Improvements or the Personal Property; (i) all proceeds arising from or by virtue of the sale, lease or other disposition of the Property, the Improvements, the Personal Property or any portion thereof or interest therein;
(j) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the Property, the Improvements or the Personal Property; (k) all proceeds from the taking of any of the Property, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi public use under any law; (l) all right, title and interest of Borrower in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Property; (m) all of the leases, licenses, occupancy agreements, rents (including without limitation, room rents), royalties, bonuses, issues, profits, revenues or other benefits of the Property, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (n) all consumer goods located in, on or about the Property or the Improvements or used in connection with the use or operation thereof; (o) all rights, hereditaments and appurtenances pertaining to the foregoing; and (p) other interests of every kind or nature that Borrower now has or at any time hereafter acquires in and to the Property, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect thereto (all of the same, including the Property, collectively the "Mortgaged Property").

           PROPERTY ADDRESS:       1611-1701 E. Andrew Johnson Highway
                                   Morristown, Tennessee  37814

           MAIL TAX BILLS TO:      Glimcher Properties Limited Partnership
                                   20 South Third Street
                                   Columbus, OH 43215

         MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING PURPOSES IS $15,190,000.

THIS DEED OF TRUST SECURES OBLIGATORY ADVANCES AS DEFINED BY TENNESSEE LAW AND THE ADVANCES MADE HEREUNDER ARE SOLELY FOR COMMERCIAL PURPOSES.

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto Lender and its successors and assigns forever, and Borrower hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Lender and its successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof, except as to those matters described in Exhibit "B" attached hereto and by this reference made a part hereof (the "Permitted Encumbrances").

         This Deed of Trust, Assignment of Rents and Security Agreement (the "Deed of Trust") is given for the purpose of securing loan advances which Lender is obligated to make to Borrower pursuant to the terms and conditions of the Loan Agreement, of even date herewith, by and between Borrower and Lender (the "Loan Agreement"), which Loan Agreement is by this reference made a part hereof.

         The parties hereto intend that, in addition to any other indebtedness or obligations secured hereby, the Deed of Trust shall secure unpaid balances of loan advances made after the Deed of Trust is delivered to the Register of Deeds for record. Such loan advances are and will be evidenced by a note or notes of Borrower. The maximum amount of unpaid loan indebtedness, which shall consist of unpaid balances of loan advances made either before or after, or both before and after, the Deed of Trust is delivered to the Register of Deeds for record, exclusive of interest thereon and of advances for taxes, assessments, insurance premiums and costs incurred for protection of the Mortgaged Property, which may be outstanding at any time is Fifteen Million One Hundred Ninety Thousand Dollars ($15,190,000.00).

         THE DEED OF TRUST IS GIVEN TO SECURE: the full and prompt payment, whether at stated maturity, accelerated maturity or otherwise, of any and all indebtedness, whether fixed or contingent (collectively the "Indebtedness") and the complete, faithful and punctual performance of any and all other obligations (collectively the "Obligations") of Borrower to Lender under the terms and conditions of (a) the Loan Agreement, (b) the Mortgage Note, of even date herewith, made by Borrower to Lender, in the principal amount of Fifteen Million One Hundred Ninety Thousand Dollars ($15,190,000.00) payable not later than November 1, 2004, unless extended by its terms to November 1, 2005, and any and all renewals, amendments, modifications, reductions and extensions thereof and substitutions therefor (collectively the "Note"); (c) the Deed of Trust; and (d) any other instrument, document, certificate or affidavit heretofore, now or hereafter given by Borrower evidencing or securing all or any part of the foregoing (the same together with the Loan Agreement, the Note and the Deed of Trust, collectively the "Loan Documents").

         In addition to any other debt or obligation secured hereby, this Deed of Trust shall also secure unpaid balances of advances heretofore and hereafter made with respect to the Mortgaged Property, for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Mortgaged Property.

         Borrower, for itself and its successors and assigns, hereby covenants with Lender, its successors and assigns, that:

         1. Title. Borrower represents that it has good and marketable title in fee simple to the Mortgaged Property, free and clear from all conditions, restrictions, easements, liens, encumbrances and adverse claims whatsoever, except the Permitted Encumbrances, and Borrower will forever warrant and defend the same with the appurtenances above mentioned, unto Lender, its successors and assigns, against the lawful claims of all persons whomsoever, except as noted above. The Mortgaged Property constitutes the entirety of one or more complete tax parcels. Borrower has good and marketable title to the Personal Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever. If the interest of Lender in the Mortgaged Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Borrower hereby authorizes Lender, at Borrower's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such interest. Any sums so expended by Lender shall be charged against Borrower and collectible in accordance with the terms of Section 12 hereof.

         2. Further Assurances. Borrower shall furnish to Lender evidence of the title of Borrower to the Mortgaged Property at the execution and delivery hereof and from time to time hereafter as may be deemed necessary by and satisfactory to Lender, and Borrower shall promptly pay the cost of said title evidence when due and payable.

         Borrower, upon the request of Lender, shall execute, acknowledge, deliver, file and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Loan Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements or appurtenances to the Mortgaged Property.

         3. Subrogation for Further Security. Lender shall be subrogated for its further security to the lien, although released of record, of any and all encumbrances paid with any advance of Indebtedness; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Lender and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Lender is subrogated.

         4. Status Quo. Except as expressly permitted in any of the Loan Documents or except with the written consent of Lender, which consent may be withheld in Lender's sole discretion, Borrower shall not (a) sell, assign, mortgage, pledge, lease or otherwise convey or further encumber the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein; (b) contract for any of the same; (c) permit the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein, to be subject to any superior or inferior lien or encumbrance; (d) subdivide, resubdivide or submit to the condominium form of ownership all or any portion of the Mortgaged Property, or any portion thereof; or (e) initiate or acquiesce in any change in the zoning classification of the Property or any portion thereof.

         5. Payment of Indebtedness. Borrower shall promptly pay the Indebtedness as the same becomes due and payable.

         6. Estoppel Certificate. Borrower shall furnish to Lender within ten (10) days of any written request of Lender, a written statement, duly acknowledged by Borrower, setting forth the sums secured by the Deed of Trust and any right of set-off, counterclaim or other defense which Borrower alleges to exist against such sums and obligations secured by the Deed of Trust.

         7. Taxes and Other Impositions. Borrower shall promptly pay before delinquency all taxes, assessments, charges, fines or impositions, general, local or special (collectively the "Impositions"), levied upon the Mortgaged Property, or any part thereof, or upon Lender's interest therein, or upon the Deed of Trust or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county or state or the United States, and exhibit the evidence of the payment thereof to Lender upon Lender's request; provided that Borrower, at Borrower's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Borrower may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; provided further, however, that Borrower shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Mortgaged Property, or the lien thereon created by such item, to be sold by federal, state, county or municipal authority for the nonpayment thereof. Pending any such contest, Borrower shall furnish to Lender an indemnity bond secured by a deposit in cash or other security acceptable to Lender, in the amount of the tax or assessment being contested by Borrower, plus a reasonable additional sum to pay all costs, interest and penalties which may be imposed or incurred in connection therewith.

         In the event that one or more of the Impositions on Lender's interest in the Mortgaged Property, the Deed of Trust or the Indebtedness cannot be lawfully paid by Borrower, then Borrower shall repay the Indebtedness in full without penalty within sixty (60) days after demand therefor by Lender.

         8. Insurance and Indemnification. Borrower shall provide, maintain and keep in force at all times the following policies of insurance:

         (a) Insurance against loss or damage to the Improvements and the Personal Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Borrower and Lender from becoming co-insurers, and otherwise with terms and conditions acceptable to Lender;

         (b) Comprehensive broad form general liability insurance, insuring against any and all claims for personal injury, death or property damage occurring on, in or about the Property, the Improvements and the adjoining streets, sidewalks and passageways, subject to a combined single limit of not less than Two Million Dollars ($2,000,000.00) for personal injury, death or property damage arising out of any one accident, a general aggregate limit of not less than Five Million Dollars ($5,000,000.00) and otherwise with terms and conditions acceptable to Lender;

         (c) Worker's compensation insurance (including employer's liability insurance, if available and requested by Lender) for all employees of Borrower engaged on or with respect to the Property and the Improvements in the limits established by law, or, if limits are not so established, in such amounts as are acceptable to Lender;

         (d) During the course of any development or construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in the amounts set forth in Subsection 8(a) above, and otherwise with terms and conditions acceptable to Lender;

         (e) Business interruption insurance and/or loss of "rental value" insurance in an amount not less than the appraised rentals for the Mortgaged Property for a minimum of twelve (12) months and terms and conditions acceptable to Lender;

         (f) If the Improvements are located in a federally designated flood hazard area, a National Flood Insurance Association standard flood insurance policy, plus insurance from a private insurance carrier if necessary, for the duration of the Loan in the amount of the full insurable value of the Improvements and Personal Property; and

         (g) Such other insurance, including, without limitation, errors and omissions insurance with respect to the contractors, architects and engineers, and earthquake insurance, if necessary, and in such amounts, as may from time to time be required by Lender against the same or other hazards.

         All such policies shall be in a form acceptable to Lender. Each policy of casualty insurance shall contain a mortgagee clause, substantially in the form of the standard New York mortgagee clause or otherwise acceptable to Lender, showing Lender as mortgagee. Each policy of liability insurance shall show Lender as an additional insured. Unless the policy so provides, each policy of insurance required by the terms of the Deed of Trust shall contain an endorsement by the insurer, for the benefit of Lender, (i) that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance, (ii) that any right of set-off, counterclaim or deductions against Borrower is waived and (iii) that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Lender.

         All such insurance policies and renewals thereof shall be written by companies acceptable to Lender, in Lender's reasonable judgment. At least thirty
(30) days prior to the expiration date of any such policy or upon request, Borrower shall promptly furnish to Lender a certificate of such insurance on Accord Forms 25 and 27, or other forms acceptable to Lender, together with copies of all renewal notices and all receipts of paid premiums.

         If Lender is made a party defendant to any litigation concerning the Loan Documents or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof by Borrower, then Borrower shall indemnify, defend and hold Lender harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Lender in any such litigation, whether or not any such litigation is prosecuted to judgment. Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Mortgaged Property, other property of Borrower or the property of others under control of Borrower from any cause insured against or required to be insured against by the provisions of the Deed of Trust.

         Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section unless Lender has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Lender as a named insured with loss payable to Lender under a standard mortgage clause of the character above described. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender copies of the policies or binders evidencing such insurance.

         Nothing contained in this Section shall prevent Borrower from keeping the Improvements and Personal Property insured or causing the same to be insured against the risks referred to in this Section under a policy or policies of blanket insurance which may cover other property not subject to the lien of the Deed of Trust; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Improvements and Personal

Property, which amount shall be not less than the amount otherwise required to be carried under the Deed of Trust; (ii) shall not contain any clause which would result in the insured thereunder becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of the Deed of Trust.

         Notwithstanding anything to the contrary contained in this Section, in the event that the proceeds (the "Proceeds") payable with respect to any casualty shall be less than or equal to $250,000.00, then Borrower shall have the right to settle the insurance claim, and the right to retain the Proceeds, so long as Borrower shall restore the Mortgaged Property to its condition prior to such casualty, in a good and workmanlike manner, in compliance with any applicable legal requirements and the requirements of any lease, free and clear of liens, and shall remit to Lender promptly upon completion of such restoration any remaining balance of such Proceeds not used in the restoration of the Mortgaged Property for application to the principal of the Indebtedness.

         If all of the following apply: (i) the Proceeds have been deposited with Lender; (ii) in the case of insurance proceeds, the insurance carrier has not denied liability to a named insured; (iii) Lender shall have been furnished with an estimate of the cost of restoration accompanied by an architect's certificate as to such costs and appropriate final plans and specifications for reconstruction of the Improvements, all of which shall be approved by Lender;
(iv) the Improvements so restored or rebuilt shall be of at least equal value and substantially the same character as prior to the damage or destruction and appropriate for the purposes for which they were originally erected; (v) Borrower shall have furnished Lender with evidence satisfactory to Lender that all Improvements so restored and/or reconstructed and their use fully comply with all zoning and building laws, ordinances and regulations, and with all other applicable federal, state, and municipal laws and requirements; (vi) to the extent that the estimated cost of restoration exceeds the Proceeds available, Borrower shall have furnished a satisfactory bond of completion or deposited with Lender such sums as may be necessary to pay such excess costs;
(vii) Lender shall have received notice within thirty (30) days after the fire or other hazard or of the condemnation proceedings specifying the date of such fire or other hazard or the date the notice of condemnation proceedings was received and the request to Lender to make said Proceeds available to Borrower;
(viii) the aggregate monthly net income under all Leases, together with the proceeds of any business interruption insurance with respect thereto, shall be sufficient to pay during the period of reconstruction the monthly installments required to be paid upon the Indebtedness as well as all impound payments which may be required for taxes and insurance, and following reconstruction shall be sufficient to pay the aforesaid sums as well as all other operating costs and charges of the Mortgaged Property; (ix) Borrower shall not then be in default under the Loan Documents, and (x) Lender determines in its sole and absolute discretion that such restoration can be completed at least three (3) months prior to the maturity date of the Note; then the Proceeds, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of loss and Lender's administrative expenses relating to such loss and the disbursement of the Proceeds shall be applied by Lender to the payment of all the costs of the aforesaid restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collective referred to as the "Restoration"), and shall be paid out from time to time as such Restoration progresses upon the written request of Borrower if the work for which payment is requested has been done in a good and workmanlike manner and substantially in accordance with the plans and specifications therefor. Each request shall be accompanied by the following:

         (a)      A certificate signed by Borrower, dated not more than thirty
(30) days prior to such request, setting forth the following:

                  (i) That the sum then requested either has been paid, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified or have paid for the same, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof (together with supporting statements and invoices for the same), that no part of such expenditures has been or is being made the basis of any previous or then pending request for the withdrawal of Proceeds or has been made out of any of the Proceeds received by Borrower, and that the sum then requested does not exceed the value of the services and materials described in the certificate.

                  (ii) That, except for the amount, if any, stated pursuant to the foregoing subclause (a)(i) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such Restoration.

                  (iii) That the costs, as estimated by the persons signing such certificate, of the Restoration required to be done subsequent to the date of such certificate in order to complete and pay for the same, do not exceed the Proceeds, plus any amount or security approved by Lender and deposited by Borrower to defray such costs and remaining in the hands of Lender after payment of the sum requested in such certificate.

         (b) A title insurance report or other evidence satisfactory to Lender to the effect that there has not been filed with respect to the Mortgaged Property, or any part thereof, any vendor's, contractor's, laborer's, materialmen's, or other lien which has not been discharged of record or bonded.

         (c) A certificate signed by the architect and/or engineer in charge of the Restoration, who shall be selected by Borrower and approved in writing by Lender, certifying to the facts set forth in subclause (i) above, and that the Restoration is proceeding in accordance with the plans and specifications approved by Lender and in accordance with all zoning, subdivision and other governmental laws, ordinances, rules and regulations. Upon compliance with the foregoing provisions, Lender shall, out of Proceeds (and the amount of security approved by Lender, if any, deposited by Borrower to defray the costs of the Restoration), pay or cause to be paid to

Borrower or the persons named (pursuant to subclause (a)(i) above) in such certificate the respective amounts stated therein to have been paid by Borrower or to be due to them, as the case may be.

         If the Proceeds at the time held by Lender, less the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss and Lender's administrative expenses relating to such loss and the disbursement of the Proceeds, shall be, in Lender's sole and absolute judgment, insufficient to pay the entire cost of the Restoration, Borrower shall deposit with Lender any such deficiency prior to disbursement of any additional portion of the Proceeds.

         No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of said Proceeds remaining in the hands of Lender shall be at least sufficient to pay for the cost of completion of the Restoration free and clear of liens.

         Final payment shall be made upon delivery of an architect's certificate and a certification by one of Lender's appraisers as to completion in accordance with the final plans and specifications and compliance with all zoning, building, subdivision and other governmental laws, ordinances, rules, and regulations, and either the presentation of effective lien waivers from all contractors, subcontractors and materialmen, or the expiration of the period provided under applicable law for the filing of mechanic's and materialmen's' liens. Lender may at its option require an endorsement to Lender's policy of title insurance insuring the continued priority of the lien of this Deed of Trust as to all sums advanced hereunder, such endorsement to be in form and substance satisfactory to Lender and paid for by Borrower.

         Upon completion of the Restoration in a good and workmanlike manner in accordance herewith, and provided that Lender has received satisfactory evidence that the Restoration has been paid for in full and the Mortgaged Property is free and clear of all liens, any balance of the Proceeds at the time held by Lender (after reimbursement to Lender of all costs and expenses of Lender, including administrative expenses, in connection with recovery of the same and disbursement of such Proceeds for the Restoration), if any, shall be applied as follows: (i) to the extent that such balance of the Proceeds is equal to or less than the amount, if any, by which the value of the Mortgaged Property prior to such damage or destruction exceeds the value of the Mortgaged Property after such Restoration (for these purposes, the value of the Mortgaged Property shall be determined by Lender in its discretion), then the portion of the balance of the Proceeds equal to such excess amount shall be applied to the payment or prepayment (without any prepayment premium) of the principal balance of the Indebtedness in such order as Lender may determine, and any amounts so applied shall reduce the Indebtedness pro tanto; and (ii) to the extent that the balance of the Proceeds exceeds such excess amount, such portion of the balance of the Proceeds shall be paid to Borrower.

         Lender shall cause Proceeds held by it pursuant to this Section to be maintained in one or more interest-bearing accounts in accordance with Lender's customary practices for the payment of interest on account balances, including, without limitation, minimum balance requirements.

         If the insurance proceeds are applied to the payment of the sums secured by the Deed of Trust, any such application of proceeds shall not extend or postpone the due dates of the monthly installments referred to in the Note or change the amounts of such installments. If the Mortgaged Property is sold pursuant to Section 19 hereof or if Lender acquires title to the Mortgaged Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

         9. Escrow. Borrower, in order to more fully protect the security of the Deed of Trust, does hereby covenant and agree that, if Borrower shall fail to timely pay taxes, assessments or insurance premiums as provided above, or if there shall occur any other Event of Default, as hereinafter defined, and Lender does not elect to exercise its other remedies, then Borrower shall, upon request of Lender, pay to Lender on the first day of each month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12) of the known or estimated yearly taxes, assessments, premiums for such insurance as may be required by the terms hereof and, if applicable, any replacement reserve amounts payable by Borrower. Lender shall hold such monthly payments which may be mingled with its general funds, without obligation to pay interest thereon, unless otherwise required by applicable law, to pay such taxes, assessments, and insurance premiums when due. Borrower agrees that sufficient funds shall be so accumulated for the payment of said charges one (1) month prior to the due date thereof and that Borrower shall furnish Lender with proper statements covering the same fifteen (15) days prior to the due dates thereof. In the event of foreclosure of the Deed of Trust, or if Lender should take a deed in lieu of foreclosure, the amount so accumulated shall be credited on account of the unpaid principal or interest. If the total of the monthly payments as made under this Section shall exceed the payments actually made by Lender, such excess shall be credited on subsequent monthly payments of the same nature, but if the total of such monthly payments so made under this Section shall be insufficient to pay such taxes, assessments, and insurance premiums then due, then said Borrower shall pay upon demand the amount necessary to make up the deficiency, which payments shall be secured by the Deed of Trust. To the extent that all the provisions of this Section for such payments of taxes, assessments, and insurance premiums to Lender, are complied with, Borrower shall be relieved of compliance with the covenants contained in Sections 7 and 8 herein as to the amounts paid only, but nothing contained in this Section shall be construed as in any way limiting the rights of Lender at its option to pay any and all of said items when due.

         10. Waste; Liens; Repair. Borrower shall neither commit nor permit any waste on the Property, nor cause nor permit the same to become subject to any superior or inferior lien or encumbrance, except as expressly permitted herein. Borrower shall keep all Improvements now or hereafter erected on the Property in good condition and repair. All Improvements hereafter erected shall have been erected substantially in accordance with the plans and specifications therefor, which shall be subject to Lender's prior approval except to the extent such Improvements constitute the "build-out" of premises for tenants under Leases or are not material.

         11. Alterations. Borrower shall not remove, demolish or alter any of the Improvements, now existing or hereafter constructed on the Property, or any of the Personal

Property in or on the Property or Improvements, except when incident to the replacement of any of the items of Personal Property with items of like kind and value.

         12. Advances Secured by Deed of Trust. Upon failure of Borrower to comply with any of these covenants and agreements as to the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Lender's lien thereon, and other charges and the costs of procurement of title evidence and insurance as aforesaid, Lender may, at its option, pay the same, and any sums so paid by Lender, together with the reasonable fees of counsel employed by Lender in consultation and in connection therewith, shall be charged against Borrower, shall be immediately due and payable by Borrower, shall bear interest at the Default Rate of Interest, as defined in the Note, and shall be a lien upon the Mortgaged Property, and be secured by the Deed of Trust, and may be collected in the same manner as the principal debt hereby secured.

         13. Use. Unless Lender otherwise agrees in writing, Borrower shall not allow changes in the nature of the occupancy for which the Property and Improvements were intended at the time the Deed of Trust was executed. Borrower shall comply with the laws, ordinances, regulations and requirements of any governmental body applicable to the Mortgaged Property, both during the construction of any Improvements on the Property and subsequent to the completion thereof, and not permit the use thereof for any illegal purpose.

         14. Inspection. Any person authorized by Lender shall have the right to enter upon and inspect the Mortgaged Property at all reasonable times. Lender shall, however, have no duty to make such inspections. Any inspection of the Mortgaged Property by Lender shall be entirely for its benefit, and Borrower shall in no way rely or claim reliance thereon.

         15. Minerals. Without the prior written consent of Lender, there shall be no drilling or exploring for, or extraction, removal, or production of minerals from the surface or subsurface of the Property. The term "minerals" as used herein shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         16. Condemnation. If all or any part of the Property or Improvements are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or, with Lender's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Indebtedness, is hereby assigned to Lender who is empowered to collect and receive the same and to give proper receipts therefor in the name of Borrower, and the same shall be paid forthwith to Lender. The proceeds shall be settled, deposited and held consistent with the terms and conditions of Section
8. If Borrower receives notice, written or unwritten, of any actual, intended or threatened condemnation or eminent domain proceeding, Borrower shall forthwith furnish a copy of such notice to Lender if such notice was written, or inform Lender in writing if such notice was unwritten.

         17.      Assignment of Rents and Leases.

         (a) Borrower hereby absolutely and unconditionally assigns, transfers and sets over unto Lender and Lender's successors and assigns, all present and future leases covering all or any part of the Mortgaged Property (the "Leases"), together with any extensions or renewals thereof and any guarantees of any tenants' obligations thereunder, and all of the rents, royalties, bonuses, income, receipts, revenues, issues and profits now due or which may hereafter become due under the Leases or any extensions or renewals thereof, as well as all moneys due and to become due to Borrower under the Leases for services, materials or installations supplied whether or not the same were supplied under the terms of the Leases, all liquidated damages following default under the Leases and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property (such rents, income, receipts, revenues, issues, profits and other moneys assigned hereby are hereinafter collectively called "Rents"), together with any and all rights and remedies which Borrower may have against any tenant under any of the Leases or others in possession of the Mortgaged Property or any part thereof for the collection or recovery of Rents so assigned. Borrower is hereby expressly permitted to enter into Leases of the Mortgaged Property subject to the terms and conditions contained herein. Prior to an Event of Default, as hereinafter defined, Borrower shall have a license to collect and receive all Rents as trustee for the benefit of Lender and Borrower.

         (b)      Borrower hereby represents, warrants and agrees that:

                  (i) Borrower has good title to the Leases and Rents hereby assigned and has the right, power and capacity to make this assignment and no person or entity other than Borrower has or will have any right, title or interest in or to the Leases or Rents, except for the Permitted Encumbrances.

                  (ii) Borrower shall, at Borrower's sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Lender of any failure to do so. Borrower shall use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the tenants under the Leases and shall appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

                  (iii)    Intentionally Omitted.

                  (iv) Borrower shall not pledge, transfer, mortgage or otherwise encumber or assign the Leases or the Rents nor collect Rents more than thirty (30) days prior to accrual.

                  (v)      Borrower may, without Lender's prior written consent,
         (1) waive, excuse condone or in any manner release or discharge any tenant under any of the Leases of premises comprising 5,000 square feet or less; (2) disaffirm, cancel, terminate or consent to any surrender of any of the Leases of premises comprising 5,000 square feet or less; or (3) enter into, modify, extend or in any way alter the terms of any of the Leases of premises comprising 5,000 square feet or less so as to reduce or diminish or postpone the payments of Rents. Borrower shall not without Lender's prior written consent, (1) waive, excuse, condone or in any manner release or discharge any tenant under any of the Leases exceeding 5,000 square feet; (2) disaffirm, cancel, terminate or consent to any surrender of any of the Leases exceeding 5,000 square feet; (3) modify, extend or in any way alter the terms of any of the Leases exceeding 5,000 square feet so as to reduce or diminish or postpone the payments of Rents; or
         (4) permit any assignment of any of the Leases.

                  (vi) Borrower shall give prompt notice to Lender of any notice Borrower receives from any tenant under the Leases, specifying any claimed default by any party under the Leases exceeding 5,000 square feet.

                  (vii) Borrower hereby assigns any settlement payment for damages for termination of any of the Leases with Anchor Tenants (as said term is defined in the Loan Agreement) under the Federal Bankruptcy Code, or under any other federal, state, or local statute, to Lender, to be applied to the Indebtedness as Lender may elect, and agrees to endorse any check for such payment to the order of Lender.

                  (viii) All existing Leases are valid, unmodified and in full force and effect, and Borrower has not performed any act or executed any instrument which might prevent Lender from operating under any of the terms and provisions thereof or which would limit Lender in such operation.

                  (ix) Each of the Leases exceeding 5,000 square feet shall be in form and content satisfactory to Lender. Borrower shall not enter any Leases at below market rents without Lender's consent. Borrower will deliver to Lender certified and correct copies of each of the Leases once fully executed. Upon request of Lender, Borrower shall deliver to Lender a subordination and attornment agreement from each Anchor Tenant and such estoppel certificates from the tenants under the Leases as Lender shall reasonably request.

         (c) Lender shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Borrower under any of the Leases; and Borrower hereby agrees to indemnify Lender for, and to save Lender harmless from, any and all liability, damage or expense arising from any of the Leases or from this assignment, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Lender. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Lender shall bear interest at the Default Rate of Interest, as defined in the Note, and shall be payable by Borrower immediately without demand and shall be secured hereby. This assignment shall not place responsibility for the control, care, management, or repair of the Mortgaged Property upon Lender, or make Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of same resulting in loss or damage or injury or death to any party.

         (d) Upon the occurrence of an Event of Default as hereinafter defined:

                  (i) All Rents assigned hereunder shall be paid directly to Lender, and Lender may notify the tenants under the Leases (or any other parties in possession of the Mortgaged Property) to pay all of the Rents directly to Lender at the address specified in Section 27 hereof, for which this assignment shall be sufficient warrant;

                  (ii) Lender shall have the right to forthwith enter and take possession of the Mortgaged Property and to manage, operate, lease and develop the same; to collect as hereunder provided all or any Rents payable under the Leases; to make repairs as Lender deems appropriate; and to perform such other acts in connection with the management, operation, development, leasing and construction of the Mortgaged Property as Lender, in its sole discretion, may deem proper; and

                  (iii) Lender shall have the right to forthwith enter into and upon the Mortgaged Property and take possession thereof, and to appoint an agent, or in the event of the institution of foreclosure proceedings to have a receiver appointed for the collection of the Rents.

         In the event that Lender shall pursue its remedies under Subsections 17(d)(ii) or (iii) above, the net income, after allowing a reasonable fee for the collection thereof and the management of the Mortgaged Property, may be applied toward the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Lender's lien thereon, and other charges against the Mortgaged Property and the costs of procurement of such insurance and of evidence of title to the Mortgaged Property, or any of them, or in the reduction of the Indebtedness and the payment of interest, as Lender may elect. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by the Deed of Trust. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon demand from Lender to Borrower and shall bear interest from the date of disbursement at the Default Rate of Interest stated in the Note.

         The exercise or failure to exercise any of the above remedies shall not in any way preclude or abridge the right of Lender to foreclose the Deed of Trust or to take any other legal or equitable action thereon. Lender shall have such rights or privileges as aforesaid regardless of the value of the Mortgaged Property given as security hereunder, and regardless of the solvency or insolvency of any party bound for the payment of the Indebtedness or the other sums hereby secured.

         (e) Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Borrower, and the tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Borrower under the Leases.

         18. Security Agreement. The Deed of Trust is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the State of Tennessee (the "UCC") for any of the Mortgaged Property comprising personal property and fixtures that may be subject to a security interest pursuant to the UCC, and Borrower hereby grants to Lender a security interest in said personal property and fixtures, whether said property is now existing or hereafter acquired, together with replacements, replacement parts, additions, repairs and accessories incorporated therein or affixed thereto and, if sold or otherwise disposed of, the proceeds (including insurance proceeds) thereof. Borrower agrees to execute and deliver to Lender, and hereby authorizes Lender to file without execution by Borrower, UCC financing statements covering said personal property and fixtures from time to time and in such form as Lender may require to perfect or maintain the priority of Lender's security interest with respect to said personal property and fixtures, and Borrower shall bear all costs thereof, including all UCC searches reasonably required by Lender. Borrower shall not create or suffer to be created any other security interest in said personal property and fixtures, including replacements thereof and additions thereto. Upon the occurrence of any Event of Default as set forth in Section 19 hereof, Lender shall have the remedies of a secured party under the UCC and, at Lender's option, may also invoke the remedies provided in Section 19 hereof with respect to such property.

         19. Default. The term "Event of Default" shall have the same meaning as set forth in Section 5.1 of the Note, which meaning is incorporated by this reference herein.

         Upon the occurrence of any such Event of Default, at the option of Lender, without notice or demand, the same being hereby expressly waived, the entire amount shall become immediately due and payable, and, in addition to any other right or remedy which Lender may now or hereafter have at law, in equity, or under the Loan Documents, Lender shall have the right and power: (a) to foreclose upon the Deed of Trust and the lien hereof; (b) to invoke the power of sale according to law; and (c) to enter upon and take possession of the Mortgaged Property and/or have a receiver appointed therefor as set forth in
Section 17 hereof.

         Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Said sale shall be made in accordance with Tennessee law as set forth in TCA Section.35-5-101 et. seq. as may be amended from time to time for cash free of the right and equity of redemption and statutory right of redemption and all other exemptions which are expressly waived. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale.

         If Lender invokes the power of sale, Trustee shall give notice of sale by public advertisement for the time and in the manner provided by the laws of Tennessee, and Lender or Trustee shall mail a copy of the notice of sale to Borrower in the manner provided herein. Trustee, without demand on Borrower, shall sell the Mortgaged Property at the time and under the terms designated in the notice of sale at public auction to the highest bidder, in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale. The Trustee shall give notice of the time, place and terms of such sale and of the Mortgaged Property to be sold by advertising the sale of the Mortgaged Property for twenty-one (21) days by three (3) weekly notices in some newspaper published in the county and state where the Mortgaged Property is situated.

         Trustee shall deliver to the purchaser Trustee's deed conveying the Mortgaged Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust in such order as Lender in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

         20. No Waiver. The failure of Lender to exercise any option to declare the maturity of the principal debt or any other sums hereby secured under any provision of any of the Loan Documents, or to forbear from exercising any right or remedy available to Lender under any provision of any of the other Loan Documents, shall not be deemed a waiver of the right to exercise such option, right or remedy or declare such maturity as to such past, continuing or subsequent violation of any of the covenants and agreements of the Loan Documents. Acceptance by Lender of partial payments shall not constitute a waiver of any Event of Default. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns, or any junior lienholder, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in the Deed of Trust, extend the time for payment of the Indebtedness, or any part thereof, reduce the payments thereon, release anyone liable on any of said Indebtedness, accept a renewal note or notes therefor, release from the lien of the Deed of Trust any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Mortgaged Property, consent to the granting of any easement, join in any extension or subordination agreement, or agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or to change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by the Deed of Trust and to observe the covenants of Borrower contained herein, and shall not affect the lien or priority of lien of the Deed of Trust on the Mortgaged Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option for any such action if taken at Borrower's request.

         21. Parcels; Waiver of Marshaling. In the event of foreclosure of the Deed of Trust, the Mortgaged Property may be sold in one or more parcels or as an entirety as Lender may elect.

         Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who becomes liable for Borrower's obligations and covenants under the Deed of Trust, and any party who now or hereafter acquires a security interest in the Mortgaged Property, or any portion thereof, hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         22. Costs of Collection. Borrower hereby agrees to pay to Lender all costs of foreclosing the Deed of Trust, and all costs of enforcing, collecting and securing, and of attempting to enforce, collect and secure, the Note, including, without limitation, reasonable attorneys' fees, appraisers' fees, court costs, notice charges and title insurance charges, whether such attempt be made by suit, in bankruptcy, or otherwise, and such costs and any other sums due Lender under the Loan Documents may be included in any judgment or decree rendered.

         23. Rent Roll and Financial Statements. Borrower shall maintain full and correct books and records open to Lender's inspection showing in detail the income, expenses and earnings of Borrower and of the Mortgaged Property, and shall provide Lender the following:

         (a) Within ninety (90) days from the end of each fiscal year of Borrower, or as requested from time to time by Lender, an annual financial statement consisting of a balance sheet, together with a complete itemized statement of annual income and operating expenses of Borrower and of the Mortgaged Property, certified by the chief financial officer of Borrower and on forms prescribed by, or satisfactory to Lender. Lender reserves the right to require the annual financial statements to be both duly audited and certified by an independent certified public accountant satisfactory to Lender; and

         (b) Within thirty (30) days after the end of each calendar quarter, Borrower shall provide to Lender a certificate certified by the chief financial officer of Borrower calculating for that preceding quarter DSCR, as defined in the Loan Documents;

         (c) Within forty-five (45) days from the end of each quarter, monthly operating statements for the Mortgaged Property, certified by the chief financial officer of Borrower and on forms prescribed by, or satisfactory to, Lender, together with a rent roll of the Mortgaged Property, certified by the chief financial officer of Borrower. The rent roll shall contain the name of each tenant, square footage of leased premises, annual rent, lease commencement date and lease expiration date.

         Borrower consents to Lender's disclosure of financial statements, information or other material submitted to Lender to other financial institutions in connection with the sale of participating interests in the loan secured hereby and to bank regulators and auditors in connection with review of the loan secured hereby. Except as set forth hereinabove or pursuant to court order or federal regulation and except to the extent necessary to enforce the Loan Documents, Lender agrees to maintain the confidentiality of such financial statements. To the extent Lender shares such financial information with other financial institutions in connection with the sale of participating interests in the loan secured hereby, Lender shall require such other financial institutions to enter into a confidentiality agreement similar to the one stated herein.

         24.      Intentionally Omitted.

         25.      Intentionally Omitted.

         26. Notice. Any notice required or permitted to be given hereunder shall be in writing. If mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, then such shall be effective upon its deposit in the mails. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of Borrower and Lender shall be as set forth below; provided however, that either party shall have the right to change such party's address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party.

         If to Borrower:         Glimcher Properties Limited Partnership
                                 20 South Third Street
                                 Columbus, OH 43215
                                 Attn: General Counsel

         If to Lender:           Bank One, NA
                                 100 East Broad Street
                                 Columbus, Ohio 43271-0208
                                 Attn: David A. DeVictor,
                                       Vice President

         27.      Intentionally Omitted.

         28. Holding Over. Should Borrower, after an Event of Default, continue in possession of the Mortgaged Property, either lawfully or unlawfully, Borrower shall be a tenant from day to day, terminable at the will of either Borrower or Lender, at a reasonable rental per diem, based upon the value of the Mortgaged Property occupied and computed by Lender in its sole unfettered discretion, such rental to be due and payable daily to Lender.

         29. Changes in Rate of Interest. The Note contains provisions allowing for changes in the interest rate and the monthly payment. This Deed of Trust shall continue to secure the Indebtedness, with the same priority of lien, notwithstanding any change in the rate of interest on the Note. None of the Indebtedness can be modified, altered, amended or waived orally.

         30. Miscellaneous. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. If any provision of the Deed of Trust is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of the Deed of Trust shall not be affected thereby, but shall be construed as if it does not contain such provision. Each right and remedy provided in the Deed of Trust is distinct and cumulative to all other rights or remedies under the Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever. The rights and duties of the parties hereto shall be governed by the laws of the State of Ohio except that the provisions regarding the perfection of security interests hereunder and the enforcement thereof shall be governed by the law of the State of Tennessee.

         LENDER, BY ACCEPTANCE OF THIS DEED OF TRUST, AND BORROWER HEREBY MUTUALLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE FOR THE BENEFIT OF THE OTHER ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE LOAN DOCUMENTS, THE TRANSACTIONS RELATED THERETO OR THE RELATIONSHIP ESTABLISHED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER AND BORROWER TO ENTER INTO THIS TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS.

         PROVIDED, HOWEVER, that these presents are upon the condition that if Borrower shall fully and promptly pay when due the Indebtedness and shall completely, faithfully and punctually perform all of the Obligations under the terms and conditions of the Loan Documents, then the Deed of Trust shall be void; otherwise it shall remain in full force and effect in law and equity forever.

         IN WITNESS WHEREOF, Borrower has caused the Deed of Trust to be executed as of the 30th day of October, 2002.

                                          BORROWER:

                                          GLIMCHER PROPERTIES LIMITED
                                          PARTNERSHIP, a Delaware
                                          limited partnership

                                          By: Glimcher Properties Corporation,
                                          a Delaware corporation

                                          By:  /s/ George A. Schmidt
                                               -------------------------------
                                               George A. Schmidt

                                          Its: Executive Vice President

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this 30th day of October, 2002, by George A. Schmidt, the Executive Vice President of Glimcher Properties Corporation, the General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, on behalf of the corporation and limited partnership.

                                               /s/ Barbara B. Howison
                                               ----------------------
                                               Notary Public

Commission Expiration:  07/02/05

This instrument prepared by:

______________________________
Charles H. McCreary, Esq.
Bricker and Eckler LLP
100 South Third Street
Columbus, Ohio 43215

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

      All of the Permitted Encumbrances set forth in Lenders Title Policy.